UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2015

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 7.01.  Regulation FD Disclosure.

On June 8, 2015, we reinstated an agreement, or the Purchase Agreement, that we had previously entered into for our purchase of a portfolio of extended stay hotels.  As reinstated, the Purchase Agreement provides for our purchase of nine hotels with 1,094 suites located in eight states for approximately $85 million, excluding closing costs.  We believe that, subject to the completion of our accounting analysis, the purchase price represents an acquisition cap rate of approximately 10.1% based on our current understanding of 2014 property level revenues after property level expenses including management and franchise fees.  The nine hotels are currently operated as Residence Inns by Marriott® (8 hotels) and Homewood Suites® by Hilton (1 hotel) hotels.  We expect to invest approximately $45 million to substantially renovate these hotels in connection with their conversion to the upscale, extended stay Sonesta ES Suites® hotel brand and to enter into management agreements for these nine hotels with Sonesta International Hotels Corporation, or Sonesta.  We expect that these management agreements will be pooled with our other Sonesta management agreements under our existing Pooling Agreement with Sonesta, or the Pooling Agreement.

We expect that the terms of the management agreements for the nine hotels will be substantially the same as those contained in our existing pooled management agreements with Sonesta relating to limited service hotels.  The principal terms of our existing pooled management agreements with Sonesta and the Pooling Agreement are described in Notes 6 and 9 to our Consolidated Financial Statements in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, and Note 10 to our Condensed Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our March 2015 Quarterly Report, which descriptions are incorporated herein by reference.  Those descriptions of our existing management agreements with Sonesta relating to limited service hotels and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the representative form of our existing pooled management agreements with Sonesta relating to limited service hotels, as amended, and to the copy of the Pooling Agreement, which were filed as Exhibits 10.10 and 10.12 to Amendment No. 2 to our Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2012, respectively, and are incorporated herein by reference.

Our acquisition of the nine hotels, the amount of our planned renovation investment, the planned conversion of the hotels to the Sonesta ES Suites® brand, our expected entry into the management agreements with Sonesta and the expected pooling of those management agreements were approved by our Independent Trustees.

The closing of the purchase of the nine hotels under the Purchase Agreement and our entering into the new management agreements with Sonesta are currently expected to occur on or about July 23, 2015.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of Sonesta.  Mr. Barry Portnoy is Chairman, a beneficial owner and an employee of our manager, Reit Management & Research LLC, or RMR.  Mr. Adam Portnoy, our other Managing Trustee, is the son of Mr. Barry Portnoy, and a beneficial owner, president, chief executive officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of Sonesta are officers of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR serve as our officers and as certain officers of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including Sonesta.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our

Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE EXPECT TO ACQUIRE NINE HOTELS.  THE PURCHASE OF THESE HOTELS IS SUBJECT TO CERTAIN CONTINGENCIES WHICH MAY NOT BE SATISFIED AND THE PENDING ACQUISITION MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTION MAY CHANGE.

•                  THIS CURRENT REPORT STATES THAT WE PLAN TO INVEST APPROXIMATELY $45 MILLION TO CONVERT THE NINE HOTELS TO THE SONESTA ES SUITES® HOTEL BRAND.  THE COSTS OF SUCH CONVERSIONS ARE DIFFICULT TO PREDICT AND MAY BE MATERIALLY DIFFERENT FROM THAT AMOUNT.

•                  THIS CURRENT REPORT STATES THAT, PENDING COMPLETION OF OUR ACCOUNTING ANALYSIS, WE BELIEVE THAT THE PURCHASE PRICE FOR THE NINE HOTELS REPRESENTS AN ACQUISITION CAP RATE OF APPROXIMATELY 10.1% BASED OUR CURRENT UNDERSTANDING OF 2014 PROPERTY LEVEL REVENUES AFTER PROPERTY LEVEL EXPENSES INCLUDING MANAGEMENT AND FRANCHISE FEES.  OUR FINAL ACCOUNTING ANALYSIS MAY RESULT IN CHANGES TO OUR CURRENT UNDERSTANDING OF 2014 PROPERTY LEVEL REVENUES AFTER MANAGEMENT AND FRANCHISE FEES AND OTHER PROPERTY LEVEL EXPENSES.  AS A RESULT, THE ACTUAL ACQUISITION CAP RATE MAY BE HIGHER OR LOWER THAN 10.1%.

•                  THIS CURRENT REPORT STATES THAT WE EXPECT TO CONVERT THE NINE HOTELS TO THE SONESTA ES SUITES® HOTEL BRAND AND TO ENTER NEW MANAGEMENT AGREEMENTS WITH SONESTA THAT ARE POOLED UNDER OUR EXISTING POOLING AGREEMENT WITH SONESTA.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT WE EXPECT THESE HOTELS TO PERFORM BETTER UNDER THE SONESTA ES SUITES® BRAND WITH SONESTA MANAGEMENT THAN THEY HAVE HISTORICALLY PERFORMED WITH THEIR CURRENT BRANDS AND MANAGERS.  IN FACT, PERFORMANCE MAY NOT IMPROVE DUE TO RENOVATION ACTIVITY, THE RELATIVE BRAND AWARENESS OF SONESTA ES SUITES® BRAND COMPARED TO THE CURRENT BRANDS, THE STRENGTH OF THE CURRENT BRAND’S GUEST AFFINITY PROGRAMS OR FOR OTHER REASONS.

•                  THIS CURRENT REPORT STATES THAT OUR ACQUISITION OF THE NINE HOTELS, THE AMOUNT OF OUR PLANNED RENOVATION INVESTMENT, THE PLANNED CONVERSION OF THE HOTELS TO THE SONESTA ES SUITES® BRAND, OUR EXPECTED ENTRY INTO THE MANAGEMENT AGREEMENTS WITH SONESTA AND THE POOLING OF THOSE MANAGEMENT AGREEMENTS WERE APPROVED BY OUR INDEPENDENT TRUSTEES.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES. HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THIS TRANSACTION BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SONESTA AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: June 8, 2015